SULLIVAN & WORCESTER LLP
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   FAX NO. 202-293-2275                                  FAX NO. 212-758-2151


                                                    Boston
                                                    June 2, 1997

The Trustees of The Alger Fund
75 Maiden Lane
New York, New York  10038

     Re:  THE ALGER FUND - AMENDMENT TO REGISTRATION STATEMENT ON FORM N1-A

Ladies and Gentlemen:

     You have requested our opinion as to certain matters of Massachusetts law relating to The Alger Fund, a trust with transferable shares (the "TRUST") established under Massachusetts law pursuant to a Declaration of Trust dated March 20, 1986 (the "ORIGINAL DECLARATION"), and thereafter from time to time amended, supplemented and restated (the Original Declaration, as amended, supplemented and restated to date, the "DECLARATION"). We understand that our opinion is desired in connection with (i) the filing by the Trust with the United States Securities and Exchange Commission (the "SEC"), pursuant to the Securities Act of 1933, as amended (the "1933 ACT") and the Investment Company Act of 1940, as amended (the "1940 ACT"), of amendments (collectively, the "AMENDMENT") to the Trust's Registration Statement on Form N1-A (the "REGISTRATION STATEMENT") under the 1933 Act (File No. 33-4959, and the Amendment, Post-Effective Amendment No. 23 thereto) and the 1940 Act (File No. 811-6880, and the Amendment, Amendment No. 25 thereto), and (ii) the conversion of the Registration Statement and the files relating thereto into the SEC's EDGAR format.

       The Trust operates as an investment company of the type known as a "series fund". Its assets are divided into a total of six separate investment portfolios, or funds (the "FUNDS", and each singly, a "Fund"), each subject to its own obligations and having its own investment objectives and shareholders, distinct from those of the other Funds. Each Fund is treated as a separate open-end investment company, or mutual fund, for purposes of the 1940 Act. The beneficial interests in the Trust are represented by shares of beneficial interest, par value $.001 per share ("SHARES"). The Shares are divided into six separate series (each, a "SERIES"), one for each Fund, representing the beneficial interests in that Fund, and the Shares of a Fund provide no beneficial interest in the assets of any other Fund. At present, the Shares of The Alger Money Market Portfolio consist of a single class, and the Shares of The Alger Small Capitalization Portfolio, The Alger Growth Portfolio, the Alger Balanced Portfolio, the Alger MidCap Growth Portfolio and the Alger Capital

Appreciation Portfolio (collectively, the "CLASSIFIED FUNDS", and the Shares thereof, the "CLASSIFIED SERIES"), consist of two classes, designated Class A and Class B ("CLASSES"), which represent the beneficial interests in the same portfolio of assets, but are subject to differing expenses, charges and loads, and accordingly have differing net asset values. The Trustees of the Trust have authorized the establishment of one additional Class of Shares for each of the Classified Series, to be designated Class C Shares, and the amendment of the terms of the Class B Shares of each Classified Series to provide that such Class B Shares will convert into Class A Shares of the same Series after the expiration of a certain period of time. We understand that no Class C Shares have yet been issued, but that the Classified Funds will begin to offer Class C Shares of their respective Series when the Amendment has become effective. We further understand that the Registration Statement relates to the unclassified Shares of The Alger Money-Market Portfolio and to the Class A, Class B and Class C Shares of each Classified Series.

     We acted as Massachusetts counsel to the Trust in connection with the drafting, execution and delivery of the Original Declaration and the various amendments and supplements thereto and restatements thereof, the organization of the Trust and the drafting and adoption of its By-laws, the establishment of the Funds and of the several Series and Classes of Shares thereof, and the authorization of such Shares for issue, and for purposes of this opinion we have examined the amended forms of the Prospectus (the "PROSPECTUS") and Statement of Additional Information to be filed with the Amendment, certificates of public officials and of Trustees and officers of the Trust as to matters of fact, and such other documents and instruments, certified or otherwise identified to our satisfaction, and such questions of law and fact, as we have considered necessary or appropriate for purposes of the opinions expressed herein. We have assumed the genuineness of the signatures on, and the authenticity of, all documents furnished to us, and the conformity to the originals of documents submitted to us as certified copies, which facts we have not independently verified.

     Based upon and subject to the foregoing, we hereby advise you that, in our opinion, under Massachusetts law:

     1. The Trust has been duly organized and is validly existing as a trust with transferable shares of the type commonly called a Massachusetts business trust, and has all trust right, power and authority under the Declaration and the laws of Massachusetts, to the extent that such laws apply, to own its properties and to carry on its business as described in the Prospectus.

     2. The Trust is authorized to issue an unlimited number of Shares of the Series that represents the beneficial interest in The Alger Money Market Portfolio, and unlimited numbers of the Class A, Class B and Class C Shares of each Classified Series.

     3.   When  Shares  of  the   several   Series  and  Classes  to  which  the
          Registration Statement relates are issued in the manner and for consideration determined as stated in the Prospectus, such Shares will have been validly and legally issued, fully paid and nonassessable by the Trust, or by the Fund which issued them.

     With respect to the opinion stated in paragraph 3 above, we wish to point out that the shareholders of a Massachusetts business trust may under some circumstances be subject to assessment at the instance of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

     This letter expresses our opinions as to the provisions of the Declaration and the laws of The Commonwealth of Massachusetts applying to business trusts generally, but does not extend to the Massachusetts Securities Act, or to federal securities or other laws.

     We hereby consent to the filing of this letter with the SEC as an exhibit to the Registration Statement, but we do not thereby concede that we come within the category of persons whose consent is required under Section 7 of the 1933 Act. We further consent to the reliance on the opinions expressed herein by the firm of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP for purposes of rendering their opinion which is also being filed as an exhibit to the Registration Statement, concurrently with the filing of this letter.

                                   Very truly yours,

                                   /S/ SULLIVAN & WORCESTER LLP
                                   ----------------------------
                                   SULLIVAN & WORCESTER LLP